Exhibit 10.5

CONSENT, RELEASE AND TERMINATION

THIS CONSENT, RELEASE AND TERMINATION, dated as of June 19th, 2025 (this “Consent”), is made by and between Jones Soda Co. (USA) Inc., a Washington State corporation, with an address of 4786 1st Avenue South, Suite 103, Seattle, WA 98134 (“Borrower”), and Two Shores Capital Corp., a Province of Ontario, Canada corporation, with an address at 302-1210 Sheppard Ave., Toronto, ON M2K 1E3 (“Lender”).

WITNESSETH

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated as of February 19, 2025 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement);

WHEREAS, Jones Soda Co., a Washington corporation (“Stockholder”), Jones Soda (Canada) Inc., a British Columbia corporation, (“Jones Soda Canada”; together with Stockholder, collectively, “Guarantors” and each, a “Guarantor”), Mary Jones Beverage (Canada) Inc., a British Columbia corporation (“Mary Jones Canada”), Mary Jones Beverage (Michigan) LLC, a Michigan limited liability company (“Mary Jones Michigan”), Mary Jones California, LLC, a Delaware limited liability company (“Mary Jones California”), and Mary Jones Beverage LLC, a Michigan limited liability company (“Mary Jones Beverage”; together with Mary Jones Canada, Mary Jones Michigan and Mary Jones California, collectively, “Former Guarantors” and each, a “Former Guarantor”), executed and delivered in favor of Lender that certain Guaranty dated as of February 19, 2025 (as amended, restated, modified or supplemented from time to time, the “Guaranty”);

WHEREAS, Stockholder desires to enter into that certain Stock Purchase Agreement on or about the date hereof (the “Purchase Agreement”), as seller, with MJ Reg Disrupters, LLC, a Delaware limited liability company, as buyer (“Buyer”), and Mary Jones Holdings, Inc., a Delaware corporation (“Mary Jones Holdings”), and Mary Jones Canada (together with Mary Jones Holdings, the “Companies”), pursuant to which, among other things, Stockholder will sell all of the issued and outstanding shares of common stock in the Companies to Buyer (the “Sale”);

WHEREAS, in connection with the Sale, Buyer will pay Stockholder $1,000,000 in cash by wire transfer and deliver to Stockholder a secured promissory note in the principal amount of $2,000,000 (the “Note”);

WHEREAS, Borrower, Guarantors and Former Guarantors have requested that Lender, (a) consent to the Sale, (b) release Former Guarantors from their guaranty obligations under the Guaranty, and (c) terminate its Lien in all of the assets of Former Guarantors, and Lender is agreeable to such requests only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

1. Consent. Subject to the satisfaction of the Conditions Precedent, Lender consents to the Sale. Borrower acknowledges and agrees that the granting of the consent hereunder shall not impose or imply an obligation on Lender to grant a consent on any future occasion, whether on a similar matter or otherwise.

2. Release of Former Guarantors. Subject to the satisfaction of the Conditions Precedent, Lender hereby fully and irrevocably releases Former Guarantors from their obligations under the Guaranty.

3. Termination of Liens. Subject to the satisfaction of the Conditions Precedent, the Liens held by Lender in the assets of each Former Guarantor shall be automatically terminated, and promptly after the date that the Conditions Precedent have been satisfied, Lender further agrees, at Borrower’s sole cost and expense, (a) to file UCC termination statements with respect to the assets of each Former Guarantor, and (b) to execute and deliver to Borrower or Stockholder such other documents, instruments, agreements, instructions, releases and termination statements as Borrower or Stockholder may reasonably request in connection with the above-described termination of Liens. In addition, Lender acknowledges and agrees that (i) Mary Jones Holdings is a not a guarantor of obligations of Borrower owing to Lender, and (ii) Lender does not have a Lien against any assets of Mary Jones Holdings.

4. Representations and Warranties. To induce Lender to enter into this Consent, Borrower hereby represents and warrants to Lender as follows: (a) each representation and warranty set forth in the Loan Agreement is true and correct in all material respects on and as of the date hereof; (b) no default or Event of Default has occurred and is continuing as of the date hereof after giving effect to this Consent; (c) Borrower has the power and is duly authorized to enter into, deliver and perform this Consent and to perform its obligations under the Loan Agreement; and (d) each of this Consent and the Loan Agreement, constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or equitable principles relating to enforceability.

5. Conditions Precedent to Effectiveness of this Consent. The effectiveness of this Consent is subject to the fulfillment of the following conditions precedent, as determined by Lender (collectively, the “Conditions Precedent”):

(a) Lender shall have received this Consent, duly executed and delivered by Borrower;

(b) Lender shall have received the Acknowledgement and Agreement of Guarantors and Former Guarantors attached hereto, duly executed and delivered by Guarantors and Former Guarantors;

(c) Lender shall have received a true, correct and complete copy of the Purchase Agreement;

(d) Lender shall have received a Collateral Assignment of Note, in form and substance satisfactory to Lender, duly executed and delivered by Stockholder and countersigned by Buyer (the “Collateral Assignment”), together with a copy of the Note; and

(e) Lender shall have received evidence satisfactory to Lender that Stockholder has received the $1,000,000 cash portion of the purchase price under the Purchase Agreement.

6. Expenses. In consideration of Lender entering into this Consent, Borrower shall pay to Lender Lender’s legal fees and expenses in connection with this Consent and documents relating thereto, and hereby authorizes Lender to make an advance under the Loan Agreement for the purpose of paying the fees and expenses referenced herein.

7. Post-Closing Obligation. Within five Business Days after the date hereof, Borrower shall cause Stockholder to deliver the original Note to Lender, duly endorsed to Lender pursuant to the Collateral Assignment.

8. Continuing Effect of Loan Documents. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the other Loan Documents and the Lien granted thereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

9. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, each Guarantor and each Former Guarantor, on behalf of itself and its successors and assigns (collectively, the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its respective present and former affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, controversies, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Releasing Parties or any of them may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent for or on account of, or in relation to, or in any way in connection with the obligations of Borrower to Lender, any of the Loan Documents, or transactions, course of performance or course of dealing thereunder or related thereto.

10. Counterparts. This Consent may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile or other electronic delivery shall be deemed to be an original signature hereto.

11. Loan Agreement Provisions. THIS CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND GOVERNING LAW SET FORTH IN SECTIONS 9.9 And 9.10 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first specified above.

BORROWER:

JONES SODA CO. (USA) INC.

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO

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LENDER:

TWO SHORES CAPITAL CORP.

By:	/s/ Sean Rosas
Name:	Sean Rosas
Title:	Partner

ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS AND FORMER GUARANTORS

The undersigned, each a guarantor of the obligations of Borrower to Lender pursuant to that certain Guaranty dated as of February 19, 2025 (the “Guaranty”), hereby (a) acknowledges receipt of the foregoing Consent, (b) agrees to the terms (including, without limitation, the release provisions set forth in Section 9 thereof) and execution thereof, (c) confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of the Guaranty after giving effect to the foregoing Consent, and (d) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement (as defined in the foregoing Consent) and any indebtedness or agreement of Borrower, or enter into any agreement with Borrower or extend additional or other credit accommodations to Borrower, without notifying or obtaining the consent or approval of the undersigned and without impairing the liability under the Guaranty.

JONES SODA CO.

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO

JONES SODA (CANADA) INC.

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO

The undersigned, each a guarantor of the obligations of Borrower to Lender pursuant to the Guaranty dated, hereby (a) acknowledges receipt of the foregoing Consent, (b) agrees to the terms (including, without limitation, the release provisions set forth in Section 9 thereof) and execution thereof.

MARY JONES BEVERAGE (MICHIGAN) LLC

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO

MARY JONES CALIFORNIA, LLC

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO

MARY JONES BEVERAGE LLC

By:	/s/ Brian Meadows
Name:	Brian Meadows
Title:	CFO